UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2011

DIGITAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Colorado                                            001-32560                           84-1403152

(State or other jurisdiction                 (Commission                       (IRS Employer
                    of incorporation)                  File Number)                      Identification No.)

Registrant's telephone number, including area code   (913) 227-0045

(FORMERLY ICOP DIGITAL, INC)
15621 W. 87th Street, #355
Lenexa, KS  66219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on January 21, 2011, ICOP Digital, Inc. (the “Registrant”) filed a voluntary petition for relief under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Kansas, Kansas City Division (the “Court”), Case No. 11-20140-11-rdp (the “Chapter 11 Proceeding”).

On December 20, 2011, the Registrant filed with the Court a Monthly Operating Report (the “Monthly Operating Report”). A copy of the Monthly Operating Report for the Registrant is attached hereto as Exhibit 99.1. This Current Report (including the Exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

The Registrant cautions investors not to place undue reliance upon the information contained in the Monthly Operating Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Report was not audited or reviewed by independent accountants, will not be subject to audit or review by the Registrant’s external auditors at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Registrant’s securities, the Monthly Operating Report is accurate or complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Exchange Act, and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This report on Form 8-K and Exhibit 99.1 contain forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to material known and unknown risks, uncertainties and contingencies. These forward-looking statements include information about our Chapter 11 proceeding. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate,” and “estimate,” the negative of these words or other comparable words. These statements are only predictions and expressions of belief. You should not place undue reliance on these forward-looking statements. These forward-looking statements are qualified by their terms and/or important factors, many of which are outside our control, and involve a number of risks, uncertainties and contingencies that could cause actual results and events to differ materially from the statements made. Such factors include, among other things, the risks and uncertainties described in “Forward-Looking Statements” in our current reports on form 8-K prior to and during the pendency of the Chapter 11 proceeding, which are on file with the U.S. Securities and Exchange Commission, and our ability to sell our assets in a Chapter 11 proceeding and whether any such sale would yield sufficient proceeds for distribution to our shareholders. This list is not intended to be exhaustive. Readers are strongly encouraged to consider these factors when evaluating forward-looking statements.

The Registrant’s informational filings with the Court, including this Monthly Operating Report, are available to the public at the office of the Clerk of the Bankruptcy Court, 161 U.S. Courthouse, 500 State Ave., Kansas City, Kansas 66101.

Item 9.01                 Financial Statements and Exhibits

Exhibit No.	Description
99.1	ICOP Digital, Inc. – Monthly Operating Report filed with the Bankruptcy Court on December 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL SYSTEMS, INC.
Date: December 20, 2011	/s/ David C. Owen David C. Owen Chief Executive Officer